Exhibit 10.9 Tower Gate Finance Limited Agreement

                                    TOWERGATE

                                    AGREEMENT

     BETWEEN

     Tower Gate Finance Limited ("Tower Gate");

     and Telemetrix Inc (the "Company" or "Telemetrix").

1.   INVESTMENT

1.1. Upon signing of this Agreement, by signing the attached letter, Tower Gate, its management or its associates will invest USD $30,000 in Telemetrix stock at a share price of $0.04 per share. This being the average share price of the last investment in the Company, and the lowest subscription made to-date in the Company. These 750,000 shares will be divided by 200 and taken as 3,750 Series D Preference Shares.

1.2. By a series of agreed payments, Tower Gate, its management or its associates will invest up to a further USD $150,000 in Telemetrix stock, again at $0.04 per share, being 3,750,000 Ordinary shares, taken as 8,750 to 18,750 Series D Preferred shares. It is anticipated that this amount will be sufficient to fund the working capital of the Company until the additional $2M investment round is completed.

1.3. These amounts invested as detailed in Sections 1.1 and 1.2 will be used by the Company to make the payments listed in Appendix A hereto.

1.4. As soon as practicable hereafter and before the $2M raise as referred to below, the Company will - by a series of steps:

     o    Finalise the Company's balance sheet as referred to in the spreadsheet listed in Appendix 81 hereto by effecting amongst others the changes as defined in Appendix 82.

     o    Reach a satisfactory agreement with the holders of the $1,200,000 convertible debentures Satisfaction being defined as (a) removal of the risk of the debenture holders delaying the $2M investment round and (b) based on the scenarios offered, achieving the best mix of a far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

          reduction in the cash paid or equity given in-lieu as settlement and the longest extension of the date of any repayments.

1.5. The Company will as soon as practicable issue the stock referred to above upon receipt of subscription monies and will enter the subscribers in the
     Company's records and do all filings and obtain all due consents.

1.6. Stock issued will be subject to the same restrictions as any/all other 144 stock and will carry the same notations as all other Series D stock.

2.   SERVICES OFFERED

2.1. Tower Gate and Telemetrix Inc will work together in the $2 million fund raising round to prepare necessary documentation and Tower Gate will project manage the round to the close.

2.2. Tower Gate will supply Chris Fitzsimmons as a Non-Executive Director.

3.   LEASE PURCHASE

3.1. Telemetrix will seek to purchase the switch and associated software and hardware as defined in the agreed business plan in the form attached hereto as Attachment 1 (the "Business  Plan") via a lease purchase scheme. Tower
     Gate will help facilitate this process.

3.2. In the event a guarantee in addition to the guarantee of Telemetrix Inc. is required for the lease/purchase of a switch, Tower Gate will provide the leasing entity such guarantee subject to a form of agreement acceptable to the leasing entity and Tower Gate and Telemetrix.

3.3. In the Event Telemetrix is unable to maintain the lease payments on a current basis, Tower Gate may declare Telemetrix in breach of agreement and upon Tower Gate's written notice of breach, Telemetrix has a period of 15 days to remedy the breach. If Telemetrix does not remedy the specific matter causing the breach, Tower Gate may declare Telemetrix in breach and either make lease the payments in the place of Telemetrix or take any other action provided in the leasing agreement, including taking possession of the switch.

3.4. In the event of a breach as set forth in 3.3, any amount advanced by Tower
     Gate either as a payment or in settlement of the lease agreement in far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

     total, Tower Gate may at its option convert lease advances as well as any sums owing into shares of Telemetrix. In such event, the conversion rate will amount to average trading price of Telemetrix stock over the prior 28 day trading period, less twenty percent (20%).

4.   SETTLEMENT

4.1. The guarantee as above will be valued for the purposes of this clause at the cash amounts paid by Tower Gate under it. This shall be added to all amounts that Tower Gate, its management or associates or its investors invest, combined with other amounts raised by the Company ("New Money") .

4.2. For every $10,000 of New Money the Company will issue to Tower Gate 100,000 shares of Common Stock in Telemetrix.

4.3. The Company will issue such shares to Tower Gate (or as it shall direct)
     and enter the names of the subscribers in the Company books and make all necessary filings and obtain all necessary consents. The Company will increase its authorised shares to 200M to facilitate this.

4.4. An Option Pool of 10M shares of Common Stock in Telemetrix will be created.
     Individual employees of Tower Gate will be allowed to participate in this pool alongside Telemetrix employees

5.   CAPITAL STRUCTURE

5.1. The current capital structure of the company is as shown in Appendix Cl.

5.2. Following the approval of the FCC, the capital structure of the company incorporating the issuance of the Series D preferred shares could be as in
     Appendix C2 which is included for illustrative purposes only.

5.3. The anticipated capital structure of the Company for a $2M investment, as well as other amounts invested by Tower Gate (and related parties) as referred to herein is shown in the attached spreadsheet appended as
     Appendix D. Again this recognises that FCC approval has not yet been granted for the Series D preferred and that these amounts are liable to change as interest accumulates.

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

5.4. It is recognised that the company has a number of alternative approaches to create the final capital structure as illustrated by Appendix D. The final route will be agreed between the two parties soon after the signing of this agreement.

5.5. All existing shareholders, future shareholders and investors will become holders of Ordinary shares.

5.6. For providing management services, Tower Gate will receive $125,000 per annum excluding expenses from 1st September 2003.

6.   OTHER TERMS

6.1. All key shareholders including Tower Gate, Michael Glaser, Michael Tracy
     Larry Becker and William  Becker hereby agree a lock out of 12 months until
     30th August 2004, and such shareholders will sign this Agreement in order to confirm this, as well as agreeing to all the other terms hereof.

6.2. The following shareholders may sell a total of 2,250,000 shares of company stock as delineated below pursuant to Rule 144 and these shares are not subject to the lockout

     o    Michael Glaser: 500,000 shares

     o    Michael Tracy: 1,000,000 shares

     o    William Becker: 500,000 shares

     o    Larry Becker: 250,000 shares

6.3. The parties will work to ensure that all the shares of the Company owned by parties referred to herein will be listed on the market.

6.4. Telemetrix will be obligated to work with Tower Gate for the raising of the anticipated $2M and the strategy as outlined in the Business Plan.

6.5. Telemetrix will ensure all future filings with the SEC are made on time and to the required standard, as well as obtain all consents to complete all the actions referred to herein and in the Business Plan.

6.6. Any FCC and/or SEC approvals have been confirmed and are completed. The current exceptions to this are recognised as being:

     o    The 10K for the financial year ending 31st December 2002, which is completed but not yet filed

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

     o    The two 10Qs for the quarters ending 31st March 2003 and 30th June
          2003 neither of which have been completed or filed

6.7. If necessary, documents will be filed with the FCC outlining any foreign ownership.

6.8. Geoff Girdler will be employed on a management contract until such time as approval can be gained from the FCC to employ him as an officer of the company.

6.9. English law shall apply to this Agreement and the parties submit to the non-exclusive jurisdiction of the English courts.

6.10.Nothing in this Agreement shall infer any partnership between any of the parties, from a legal point of view.

6.11.Both parties can vary or waive any of the terms hereof if situations change, and such changes must be in writing and signed by both parties.

7.   TIMINGS

7.1. Following signing of this term sheet the parties shall together agree a timetable of actions to be completed before the $2M funding round and at the time of the $2M funding round. These shall include but not be limited to:

     o    Agreement of a management contract with Geoff Girdler

     o    Gaining FCC approval for the appointment of Geoff Girdler as an
          Officer of the company.

     o    Gaining approval for changes relating to the creation of the Series D preferred shares.

     o    Reaching agreement with the Debenture holders.

     o    Completion of the company's audited balance sheet.

     o    Filing of the completed 10K.

     o    Completion and filing of the two 10Qs.

     o    Increasing the authorised share capital of the company to 200M shares.

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

8.   REPRESENTATIONS AND WARRANTIES

8.1. It is recognized that Tower Gate will need representations and warranties both for itself and the subscribers of stock under or pursuant to this
     Agreement (in order to raise money), and accordingly the Company hereby represents and warrants to Tower Gate (for itself and for the subscribers)
     that:

     o    The various actions referred to in the Business Plan and in particular in relation to the company's balance sheet shall be effected

     o    The Business Plan is accurate as to all facts and all opinions stated
          therein are reasonably held by the Company.

     o    The Company has paid all necessary state, federal and employee related taxes.

     o    The current balance sheet of the company is as set out in Appendix B.

     o    Appendix Cl sets out details of all shares, warrants and options issued as at the date of signing.

     o    Appendix E contains a list of all liabilities and amounts of the
          Company as known at the time of signing this agreement.

     o    Appendix F contains Any actual or possible litigation against the
          Company is as specified in the attached representations.

8.2. Tower Gate represents it has had an opportunity to do all appropriate and necessary due diligence to enter into this agreement and has had the opportunity to complete the work prior to offering this letter

9.   SIGNATURES

9.1. For the purpose of this document, scanned signatures shall have the same meaning and effect as actual signatures.

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

Signed and dated:

/s/Chris Fitzsimmons                              6th October 2003
-------------------------------                   ---------------
Chris Fitzsimmons                                 Dated
Director
Tower Gate Finance Ltd

/s/William W. Becker                              10/1/03
-------------------------------                   ---------------
William W. Becker                                 Dated
Chairman, Director Telemetrix Inc.

/s/Michael J. Tracy                               October 1, 2003
-------------------------------                   ---------------
Michael J. Tracy                                  Dated
President, Director Telemetrix Inc.

/s/Michael L. Glaser                              10/01/03
-------------------------------                   ---------------
Michael L. Glaser                                 Dated
Secretary, Director Telemetrix Inc.

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

Signed and dated by major shareholders on behalf of themselves or as legal representatives of the entities listed in Attachment 3, according to Section 6.1

/s/William W. Becker                              10/01/03
-------------------------------                   ---------------
William W. Becker                                 Dated

/s/Michael J. Tracy                               October 1, 2003
-------------------------------                   ---------------
Michael J. Tracy                                  Dated

/s/Michael L. Glaser                              10/1/03
-------------------------------                   ---------------
Michael L. Glaser                                 Dated

/s/Larry Becker                                   10/01/03
-------------------------------                   ---------------
Larry Becker                                      Dated

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

                                 REPRESENTATION

I, Michael J. Tracy, President of Telemetrix Inc. offer the following representations on behalf of the company:

1.   Litigation. Dovle v. Telemetrix. Judgement was entered by default in the amount of $70,167.52. Management claims that service of summons was not made. The court file reflects that the Delaware Registered Agent was served. An action to vacate the judgement is pending. While management desires to vigorously pursue the motion, it is the opinion of counsel the motion will be denied and the judgement will stand. Concurrently,
     Telemetrix has initiated action against the Registered Agent for failure to notify or forward the notice of summons.

2.   The Company has paid and/or is current on all necessary state, federal and employee related taxes.

3.   The balance sheet and associated financial information is not the result of an outside audit, however is based on the financial information found in the books and records of the corporation. The audit for Telemetrix will be completed as soon as funds are available to re-engage the auditing firm.
     Once the audit is completed, all necessary filings will be brought current with the SEC. There is another outstanding matter with the SEC, and that involves an inquiry of the FCC with respect to some of the accounting procedures used by the former auditors. The current auditing firm is aware of the questions that remain open and will finalise a response to the SEC during the completion of the audit.

4.   The existing capital structure as stated in Appendix C1 accurately represents the structure as of the date of the completion of the 10K for
     2001. There have been no changes since that date. The structure does not represent or include the changes in shareholdings which are held in abeyance at this time. However the future shareholdings are current through this date. There are some matters of the corporation with respect to the issuance of shares to Tracy for unpaid salary and expenses and to far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

Girdler for the execution of a financial guarantee on behalf of the company.

/s/Michael J. Tracy
Michael J. Tracy, President

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

                               LIST OF APPENDICES

Appendix A        Proposed Key Items of Expenditure

Appendix B1       Telemetrix Inc Balance Sheet for 10K dated 31st December 2003

Appendix B2       Changes to be effected to the Telemetrix Inc Balance Sheet

Appendix B3       Pro forma balance as at 31st August 2003

Appendix C1       Telemetrix Inc current Capital Structure

Appendix C2       Telemetrix Inc illustrative Capital Structure following
                  approval by FCC to create the Series D preferred shares

Appendix D        Telemetrix Inc future intended Capital Structure

Appendix E        Existing Liabilities

Appendix F        Details of actual or possible litigation

                              LIST OF ATTACHMENTS

Attachment 1      Business Plan

Attachment 2      Company Certificates

Attachment 3      Copies of agreements to debt for equity swap.

        far blue soon to be a trading name of Tower Gate Finance Limited
                      Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

APPENDIX A:     PROPOSED KEY ITEMS OF EXPENDITURE

These are intended to be:

     Organisation                                                         Amount
     ---------------------------------------------------------------------------
     FEDERAL COMMUNICATIONS COMMISSION                                   $59,295
     STARK*W1NTER*SCHENKEIN & CO., LLP                                   $15,955
     LIEBEN, WHITTED, HOUGHTON, SLOWIACZEK, & CAV                        $15,000
     HALL, ESTILL, HARDWlCK, GABLE, GOLDEN & NELSO                       $10,000
     TRACY BROADCASTING CORPORATION                                      $10,000
     TSI TELECOMMUNICATION SERVICES                                       $5,100
     SHERIDAN ROSS                                                        $5,000
     VAN STEENBERG LAW FIRM                                               $5,000
     BROOKS, PANSING BROOKS, PC, LLO                                      $4,000
     REGIONAL WEST MEDICAL CENTER                                         $3,500
     JOE SCHON                                                            $2,500
     STAPLES                                                              $2,153
     CHALOUPKA, HOL YOKE, HOFMEISTER, SNYDER & CHA                        $2,000
     ELAN CC (JOE SCHON)                                                  $2,000
     ELAN CC (MARQUERITE MCKEE)                                           $2,000
     ELAN CC (MIKE TRACY)                                                 $2,000
     ELAN CC (PAUL ZOLMAN)                                                $2,000
     ELAN CC (RICHARD GREEN)                                              $2,000
     COMPUTERSHARE                                                        $1,827
     ELAN CC (ROBERT HINZE)                                               $1,527
     SCOTTS BLUFF COUNTY TREASURER                                        $1,473
     SPRINT (PCS)                                                         $1,353
     SPRINT DATA SERVICES                                                 $1,152
     CITY OF GERING                                                       $1,001
     ELAN CC (GREG CARRIER)                                               $1,000
     J.G. ELLIOTT COMPANY                                                   $992
     MIKE TRACY                                                             $967
     ELAN CC (LINDA LULF 1029)                                              $923
     SPRINT - 436-6400                                                      $884
     VALLEY BANK AND TRUST CO                                               $872
     COMMSOURCE INC.                                                        $750
     ELAN CC (CONNIE BLOME)                                                 $728
     CHEYENNE COUNTY                                                        $720
     THE DEPOSITORY TRUST COMPANY                                           $675
     KAAQ-FM/KQSK-FM                                                        $470
     D & H ELECTRONICS SUPPLY, INC                                          $443
     NEBRASKA DEPT OF REVENUE - SALES TAX                                   $433
     KEITH COUNTY IMPLEMENT                                                 $400
     SPRINT - 635-3185 - KC,MO                                              $367

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE
APPENDIX A: (contd)

     Organisation                                                         Amount
     ---------------------------------------------------------------------------

     BARTEL'S ACE HARDWARE                                                  $330
     GOSHEN COUNTY UNIFIED SCHOOL DIST.                                     $307
     SPRINT - 436-7101 - KC,MO                                              $291
     NEBR. PUBLIC PO\!-JER DIST.                                            $283
     PANHANDLE COOPERATIVE ASSN                                             $251
     HAMPTON INN & SUITES                                                   $206
     NEBRASKA TRANSPORT CO, INC.                                            $205
     TOO WAY RADIO SERVICE, INC                                             $180
     VILLAGE OF MORRILL                                                     $180
     CITY OF TORRINGTON                                                     $160
     IONEX 1197505                                                          $103
     CITY OF MITCHELL                                                       $100
     JOHNSON-CASHWAY LUMBER COMPANY                                          $97
     BANNER COUNTY TREASURER                                                 $74
     NORTHERN EXPOSURE COMPUTER CENTER                                       $71
     HIGH WEST ENERGY 922403                                                 $62
     SPRINT - 632-5989 - KC,MO                                               $50
     SPRINT - 235-2275 - KC,MO                                               $44
     QWEST                                                                   $41
     SPRINT - 532-3020 - KC,MO                                               $40
     WHEATLAND RURAL ELECTRIC ASSOCIATION                                    $37
     SCOTTSBLUFF FORD LLC                                                    $26
     RADIO SHACK                                                             $25
     WHEAT BELT PUBLIC POWER DISTRICT                                        $24
     HIGH WEST ENERGY 922402                                                 $24
     CITY OF ALLIANCE                                                        $20
     CITY OF SIDNEY                                                          $19
     SPRINT - 635-4200 - KC,MO                                               $11
     KIMBALL COUNTY TREASURER                                                $10
     ---------------------------------------------------------------------------
     TOTAL                                                              $171,731
     ---------------------------------------------------------------------------

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

APPENDIX B1:    TELEMETRIX INC BALANCE SHEET FROM 10-K

The balance sheet as taken from 10-K 31st December 2002 is:

BALANCE SHEET CONSOLIDATION
--------------------------------------------------------------------------------
Current assets                                       $38,103
Accounts receivable                                  $12,174
                                                 -----------
                                                     $50,277
                                                 -----------
Property and equipment, NBV                         $473,516
Other assets
     Licences                                       $350,708
     Receivable from affiliates                      $12,751
                                                 -----------
                                                    $363,459
                                                 -----------
                                                    $887,252
                                                 ===========

Liabilities and stockholders defecit
     Bank Overdraft                                 $244,162
     Accounts payable                             $2,169,486
     Accrued expenses                               $463,863
     A/c payable & accrued expenses - affiliates    $895,676
     Convertible debenture                        $1,200,000
     Notes payable affiliate                      $3,515,351
     Current portion of long term debt              $238,073
                                                   ---------
     Total current liabilities                    $8,726,611
                                                 -----------
Long term debt                                      $591,841
                                                 -----------
Stockholders deficit
     Common stock                                    $18,477
     Paid in capi1a1                             $46,808,483
     Subscribed common shares                     $3,783,425
     Accurnulated (defecit)                     -$58,949,714
     Deferred compensation                         -$283,625
                                                 -----------
                                                 -$8,622,954
Other comprehensive income
         Currency translation income                $191,754
                                                 -----------
                                                    $887,252
                                                 ===========

This balance sheet is not yet audited and will be replaced by an audited balance sheet as soon as possible.

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

APPENDIX B2:    CHANGES TO BE EFFECTED TO BALANCE SHEET

The following changes will be effected before or at the time of the $2M raise:

ACCOUNTS PAYABLE
As at the 30th August 2003, the Accounts Payable in total was $1,985,424 versus
$2,169,486 as shown in Appendix B1. Of this amount it is the company's belief that:

     o    $362,381.83 represents creditors that are yet to be paid.

     o    $1,464,838.17 represents creditors whose claims are either held to not be valid, have agreed to abandon their claim or have lapsed.

On completion of the latest audited accounts it is the company's belief that the auditors will recognise and incorporate the above changes.

ACCRUED EXPENSES
The accrued expenses figure of $463,863 represents interest that was expensed and is due to holders of the loan notes. This amount will be converted into equity under the same terms as the aforementioned loan note conversion.

The effect of this will be to remove the Accrued expenses figure.

ACCOUNTS PAYABLE AND ACCRUED EXPENSES - AFFILIATES
The majority of this figure represents inter company transactions due between companies or associates controlled by the Becker Group of Companies ("BGC"). It is the company's belief that a substantial proportion of the $895,676 will be written off following re-engagement with the auditors.

CONVERSION OF LOAN NOTES TO EQUITY
Of the $3,515,351 "Notes payable - affiliates" shown in Appendix B1, the holders of these loan notes being Michael Tracy, Michael Glaser, William Becker, Larry
Becker have agreed to convert the outstanding principal and accrued interest to equity as part of the proposed Series D preferred round (it being recognised that

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

this round may be superseded by the increase in the authorised share capital to
200M shares).

As of the 18th September 2003 the total value of the Notes payable was
$3,576,980.32 following the format of Appendix Bl.

These changes have been agreed and these agreements are shown in Attachment 3.

The result of these changes will be:

     o    Removal of the Notes payable figure from the balance sheet. As of 18th
          September this amount would be $3,536,980.32.

     o    Repayment of $30,000 to Tracy Broadcasting Corporation (such repayment taking place at the time of the $2M raise).

     o    Repayment of $10,000 to Larry Becker (such repayment taking place at the time of the $2M raise).

CURRENT PORTION OF LONG TERM DEBT
The amount of $238,073 will be converted on the same terms as detailed earlier for the loan notes.

The net result will be the reduction of the figure to $0.

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

APPENDIX B3:    PRO FORMA BALANCE SHEET AS AT 31st AUGUST 2003

As taken from Telemetrix's MIS:

PRO FORMA BALANCE SHEET                                   As at 31st August 2003

Current assets
     Accounts receivable                                 $70,669
     Other current assets                                 $3,983         $74,652

Property and equipment, NBV                             $133,591
Construction in progress                              $1,114,901
Patents, net                                             $34,659
T -3000 capitalised                                     $288,193      $1,571,344

Other assets
     Deposits                                             $2,923
     Licences                                           $289,185
     Receivable from affiliates                          $12,751        $304,859
                                                                      ----------
                                                                      $1,950,855
                                                                      ==========
Liabilities and stockholders defecit
     Accounts payable                                 $1,985,424
     Accrued expenses                                   $223,939
     A/c payable & accrued expenses - affiliates        $397,274
     Convertible deben1ure                            $1,200,000
     Notes payable affiliate                          $7,563,704
     Current portion of long term debt                  $238,073     $11,608,414

Long term debt                                                          $507,336

Stockholders deficit
     Common stock                                        $18,477
     Paid in capita1                                 $46,808,483
     Subscribed common shares                         $3,783,425
     Accumulated (defecit)                          -$60,491,655
     Deferred compensation                             -$283,625    -$10,164,895
                                                                      ----------
                                                                      $1,950,855
                                                                      ==========

Those figures shown highlighted in green do not reflect the changes outlined in
Appendix B2.

The most significant difference is in the notes payable figure that incorporate various transactions between BGC and Telemetrix Inc, which are due to be written off in the ensuing audit.

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

APPENDIX C1:    CURRENT CAPITAL STRUCTURE

As of the date of signing, the current capital structure of the company is:

                                  COMMON STOCK

COMMON STOCK                                         Number  Shareholdings
----------------------------------------------  -----------  -------------
Directors              Hartford Holdings          3,962,004          21.4%
and                    Adara Investments            750,000           4.1%
Significant            Wise Investments             500,000           2.7%
Investors              Ionaian Investments          750,000           4.1%
                       Vintage Investments Ltd    1,725,000           9.3%
                       William W Becker             137,500           0.7%
                       Larry Becker (over 5%
                        beneficial ownership)       946,833           5.1%
                       Michael J Tracy            4,885,504          26.4%
                       Michael L Glaser           1,432,554           7.8%
                       Joe Schon                     50,000           0.3%
                       Subtotal                  15,139,395          81.9%
                       -----------------------  -----------  -------------

Public & Non-Private                              3,336,791          18.1%

----------------------------------------------  -----------  -------------
TOTAL - issued and outstanding stock             18,476,186         100.0%
----------------------------------------------  -----------  -------------

                     Source: 10K (draft) 3151 December 2002

                              WARRANTS and OPTIONS

Instrument     Name               Amount  Strike price          Expires
-----------------------------------------------------------------------
Warrants                         664,376                     31/12/2003
-----------------------------------------------------------------------
TOTAL                            664,376
-----------------------------------------------------------------------

Options        Joe Schon         300,000          4.69       12/09/2003

               William Becker     50,000          4.75       30/04/2010
                                 100,000          0.68       30/04/2011

               Michael Tracy      50,000          4.75       30/04/2010
                                 100,000          0.68       30/04/2011

               Michael Glaser     50,000          4.75       30/04/2010
                                 100,000          0.68       30/04/2011
-----------------------------------------------------------------------
TOTAL                            750,000
-----------------------------------------------------------------------

                    Source: 10K (draft) 31 5t December 2002

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

APPENDIX C2:    ANTICIPATED CAPITAL STRUCTURE FOLLOWING FCC APPROVAL

Were the sums outstanding as at the 18th August 2003, to be converted into the
Series D preferred shares then the capital structure on a fully diluted basis would be:

-------------------------   ----------   -----------   -------------------
                              Ordinary     Preferred
Capital Structure               Shares        shares        TOTAL        %
-------------------------   ----------   -----------   ----------   ------

Hartford Holdings              594,301        16,839      611,139     2.7%
Ardara, Wyse & Ionian
Investments                    300,000         8,500      308,500     1.4%
William Becker                 137,500             0      137,500     0.6%
Michael J. Tracy             3,584,151       101,551    3,685,702    16.4%
Michael L. Glaser              886,380        25,114      911,494     4.1%
Larry Becker                   632,002        17,907      649,909     2.9%
Vintage Investments          1,725,000             0    1,725,000     7.7%
TBC Stock Ownership         10,042,500             0   10,042,500    44.7%
-------------------------   ----------   -----------   ----------   ------
Directors and significant
investors                   17,901,834       169,910   18,071,744    80.5%

Public/Float                 2,867,088             0    2,867,088    12.8%

Rest Cert Shares - Misc.
 Ownership                   1,513,095             0    1,513,095     6.7%
-------------------------   ----------   -----------   -------------------
TOTAL                       22,282,017       169,910   22,451,927   100.0%
-------------------------   ----------   -----------   -------------------

As FCC approval has not yet been sought or given, the outstanding debts will continue to increase as interest is paid on them leading to an increase in the amount of preferred stock to be issued.

At the same time, the increase of the company's authorised shares to 200M may negate the requirement to create the Series D preferred.

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

APPENDIX D
                 Existing shareholder                                       Existing   Existing         New  S'holding
                                                                          Ordinaries  Preferred  Ordinaries
                 -----------------------------------------------------------------------------------------------------

ILLUSTRATIVE     Directors             Hartford Holdings (a)                 594,301     16,839   3,962,004       3.2%
FUTURE           &                     Ardara, Wyse & Ionian Investments     300,000      8,500   2,000,000       1.6%
CAPITAL          Large                 William Becker, Chairman of the
STRUCTURE        s/holders               Board of Directors (b)              137,500          0     137,500       0.1%
                                       Michael J. Tracy, Chief
                                         Executive Officer                 3,584,151    101,551  23,894,343      19.3%
                                       Michael L. Glaser, Secretary
                                         and Director                        886,380     25,114   5,909,202       4.8%
                                       Larry Becker (does not include
                                         $30K note outstanding)              632,002     17,907   4,213,345       3.4%
                                       Vintage Investments                 1,725,000          0   1,725,000        1.4%
                                       TBC Stock Ownership                10,042,500          0  10,042,500       8.1%
This is based                          -------------------------------------------------------------------------------
on Appendix C2                         Subtotal                           17,901,834    169,910  51,883,894      41.9%
and so should
be accepted to   Public                Pubic Float & Rest Ownership        2,867,088          0  15,781,842      12.8%
be an                                  Restricted Certificated Shares
illustration                             - Misc. Ownership                 1,513,095          0   8,328,808       6.7%
of potential                           -------------------------------------------------------------------------------
holdings.
                                       Subtotal                            4,380,183          0  24,110,650      19.5%

                 Noteholders           Debenture holders - equity kicker           0          0   2,000,000       1.6%
Any such         Pre-round investment                                              0     18,750   3,750,000       3.0%
transaction      Investors                                                         0          0  10,000,000       8.1%
will be subject  far blue                                                          0          0  20,000,000      16.2%
to Board and     Option Pool                                                       0          0  10,000,000       8.1%
FCC approval     Michael Tracy
                   salaries and
                   incentives                                                      0     10,000   2,000,000       1.6%
                 -----------------------------------------------------------------------------------------------------
                 TOTAL                                                    22,282,017    198,660 123,744,544     100.0%
                 -----------------------------------------------------------------------------------------------------

                 Authorised                                                    200,000,000
                 Issued shares                                                 123,744,544
                 Authorised not issued                                          76,255,456

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

APPENDIX E: OUTSTANDING LIABILITIES

As taken from the pro-forma accounts dated 31st August 2003. A total list of the company's liabilities are:

LIABILITIES
-----------

Liabilities
  Current Liabilities

     Accounts Payable
        Accounts Payable                           $1,985,423.72
                                                   -------------
     Total Accounts Payable                        $1,985,423.72

     Credit Cards
        TBC - Elan Visa                                  $582.64
        TBC VISA                                         $357.95
        Valley Bank -                                    $819.36
                                                   -------------
     Total Credit Cards                                $1,759.95

     Other Current Liabilities
        Accrued Interest Tracy C Cards
           Accr Int Advanta                             -$486.56
           Accr Int Am Express Blue                      -$75.00
           Accr Int Aria Provo                          -$151.74
           Accr Int Capital One Plat MC               -$1,016.83
           Accr Int Capital One Visa                    -$224.10
           Accr Int Citibank Plat MC 7495               -$636.14
           Accr Int Juniper                             -$527.19
           Accrlnt MBNA Platinum MC                   -$1,311.00
           Accr Int Nextcard Visa                       -$398.70
           Accr Int US Bank Visa                        -$541.92
           Accr Int Wachovia Visa                       -$327.93
                                                   -------------
        Total Accrued Interest Tracy C Cards          -$5,697.11

        Accrued Salaries                              $55,750.00
        Interco - Solutions                          $397,273.58
        Interco - Telemetrix, Inc.
           Intercompany-INC FNB                         -$181.83
           Interco - Telemetrix, Inc. - Other      $7,118,047.25
                                                   -------------
        Total Interco - Telemetrix, Inc.           $7,117,865.42

                                     Page 1

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

LIABILITIES contd.
------------------

        Nebraska City Sales Tax                           $66.00
        Nebraska State Sales Tax                       $2,602.52
        Nebraska Universal Service Fund               $20,558.63
        Note Payable - Michael Tracy               $1,416,965.16
        Note Payable - TBC                           $198,873.71
        Notes Payable - Larry Becker                  $30,000.00
        Notes Payable - Valley Bank                    $3,020.68
        Notes Payable Tracy. C Cards
           MT Advanta 0002                            $10,287.44
           MT American Express Blue                    $7,707.45
           MT Aria Providian 1370                      $4,293.03
           MT Capital One Plat MC 1512                $20,911.11
           MT Capital One Visa 9297                    $4,123.49
           MT Citibank Platinum MC 7495               $19,717.08
           MT Juniper 1377                            $17,783.10
           MT MBNA Platinum 2786                      $21,964.02
           MT Nextcard Visa 6515                      $13,922.58
           MT US BankVisa                             $15,891.49
           MT Wachovia Visa 4265                       $7,264.21
        Total Notes Payable Tracy. C Cards           $143,865.00

        Payroll Liabilities                            $3,312.81

        Sales Tax Payable                               -$432.66
        Valley Bank. LOC - OEM                          -$723.76
        Wyoming Sales Tax                               -$142.58
                                                   -------------
         Total Other Current Liabilities           $9,383,157.40
                                                   -------------

Total Current Liabilities                         $11,370,341.07

Long Term Liabilities
         Customer Deposits Held                        $4,385.00
         FCC Payable. C Block                        $694,097.50
         FCC Payable. F Block                         $46,926.80
                                                   -------------
Total Long Term Liabilities                          $745,409.30
                                                   -------------

Total Liabilities                                 $12,115,750.37
                                                   -------------

                                     Page 1

Note that like the pro-forma summary accounts, these figures do not incorporate any of the changes that will take effect following the audit by the new accountants.

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

APPENDIX F: ACTUAL AND OUTSTANDING LITIGATION

               Chaloupka, Holyoke, Hofmeister, Snyder & Chaloupka
                       A Professional Corpornlion, L.L.O.
                                Attorneys at Law
                               1714 Second Avenue
Robert P. Chaloupka           Post Office Box 2424               ALLIANCE OFFICE
Thomas T.Holyoke       Scottsbluff, Nebraska 69363.2424      416 West 3rd Street
Paul E. Hofmeister                                      Alliance, Nebraska 69301
Andrew W. Snyder            Telephone: (308) 635-5000  Telephone: (308) 762-5484
Maren Lynn Chaloupka        Facsimile: (308) 635-8000
                            E-mail: tth@chhhsclaw.net

                                  May 28, 2003

Stark Winter Schenkein & Co., L.L.P.
7535 East Hampden Avenue, Suite 109
Denver, Colorado 80231

     Re: Telemetrix Inc.

Dear Ladies and Gentlemen:

As requested by the referenced corporation, we are furnishing you with the following information:

                               PENDING LITIGATION

Doyle v. Telemetrix: Judgement was entered by default in the amount of
$70,167.52. Management claims that service of summons was not made. The court file reflects that the Delaware registered agent was served. We have filed a motion to vacate the judgement which is pending. While management desires to vigorously pursue the motion, it more likely than not that the motion will be denied and thus the judgement will stand.

                             THREATENED LITIGATION

The company is in a dispute with a Canadian firm called Echo Consultants, Ltd., with which there is an agreement to complete certain software development work.
Echo takes the position that their work was accepted by Telemetrix. Telemetrix believes that the software does not work. The parties attempted to resolve the matter and $25,000 was placed in escrow which Telemetrix claims. The procedural questions are complex because of Canadian law, an applicable arbitration provision and the refusal of Echo to negotiate. We believe that the probable cost to recover the money makes the claim marginal and may open Telemetrix to additional claims against it by Echo in an undeterminable amount.

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

Stark Winter Schenkein & Co., LLP
May 28, 2003

                       UNASSERTED CLAIMS AND ASSESSMENTS

We are unaware of any unasserted possible claims or assessments against this corporation. The corporation's understanding with respect to Statement of
Financial Account Standards No.5 is correct.

It should be noted that we are not general counsel to this corporation and are not familiar with its business and operations. We are not securities lawyers and are not familiar with the requirements for publicly owned companies. We are asked periodically to undertake specific matters on behalf of this corporation.

As of December 31, 2OO2, the amount due us, including unbilled amounts, was
$1,690.62.

Very truly yours,

Thomas T. Holyoke

TTH:cmm

cc: Telemetrix, Inc.

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

ATTACHMENT 1: BUSINESS PLAN

The following business plan is a true and fair representation of the future strategy of Telemetrix Inc. based on the company receiving a further investment of $2M (two million US dollars).

The plan was created through meetings and discussions between Geoff Girdler,
Michael Tracy and other members of the prospective management group. The forecasts are based on current and expected future wireless telephony markets and business trends, and on the knowledge of Messrs. Girdler and Tracy in those areas.

Signed and dated:

/s/ Michael J. Tracy
Michael J. Tracy, President                            24th Sept 2003
Michael Tracy                                          Dated

Director
Telemetrix Inc

/s/ Geoff Girdler                                      24th Sept 2003
Geoff Girdler                                          Dated

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

ATTACHMENT 2:  COMPANY CERTIFICATES

                          AGENTS AND CORPORATIONS, INC.
                  PROFESSIONAL CORPORATION SERVICES SINCE 1974

DAVID N. WILLIAMS, ESQUIRE                                  PHONE (302) 575-0877
PRESIDENT                                                         (800) 759-2248
                                                              FAX (302) 575-1642
SUITE 600, ONE COMMERCE CENTER                                   E-MAIL ADDRESS:
1201 ORANGE STREET                                                www.incnow.com
P.O. BOX 511
WILMINGTON, DE 19899-0511

                                                   July 16, 2003

Mr. Michael Tracy
P O Box 17
1225 Sage Street
Gering, NE  96341

RE: Telemetrix Inc.

Dear Mr. Tracy:

Enclosed for your records is the date-stamped copy of the Certificate of Renewal and Revival which was filed and became effective on July 15, 2003 with the
Office of the Secretary of State of Delaware.

You should retain this document with the corporation records.

Thank you for the opportunity to be of service.

Yours truly,

/s/ Sandy Zimmerman
Sandy Zimmerman

                 DELAWARE IS THE FIRST STATE FOR INCORPORATION

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

ATTACHMENT 2:     Contd

                                  COVER SHEET

                                                           INCORPORATION SECTION
                                                             GENERAL INFORMATION
                                STATE OF DELAWARE                   303/739-2073
INCORPORATION SECTION         DEPARTMENT OF STATE               NAME RESERVATION
P.O. BOX 390            Harriet Smith Windsor, Secretary            303/759-5800
FRANCHISE TAX SECTION       DIVISION OF CORPORATIONS                800/420-5042
P.O. BOX 740               JOHN G. TOWNSEND BUILDING       FRANCHISE TAX SECTION
UNIFORM COMMERCIAL CODE       DUKE OF YORK STREET                   303/739-4228
P.O. BOX 763                  DOVER, DELAWARE 19903      UNIFORM COMMERCIAL CODE
DOVER, DELAWARE 19903                                               303/739-4278

********************************************************************************
SRV#: 030462084   Agent: 9030670    File #: 2019301  Package#: 000279631
Priority:   6     Mail Code  F

User: SDOCDJM

Comments:

Attn:

Agent:   AGENTS AND CORPORATIONS, INC.
         1201 ORANGE STREET, SUITE 600
         ONE COMMERCE CENTER
         WILMINGTON,       DE  19801

            Items Included:        Item Type         Copies
                                   Image             001
********************************************************************************

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

ATTACHMENT 2:     Contd

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:05 AM 07/15/2003
FILED 11:04 AM 07-15-2003
SRV 030462084 - 2019301 FILE

STATE OF DELAWARE
CERTIFICATE FOR RENEWAL AND REVIVAL
OF
Telemetrix Inc.

Telemetrix Inc., a corporation organized under the laws of Delaware, the charter of which was forfeited for failure to obtain a registered agent, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

1.   The name of the corporation if Telemetrix Inc.
2.   Its registered office in the State of Delaware if located at 1201 Orange
     Street, Suite 600, City of Wilmington, New Castle County, Delaware 19801
     the name and address of its registered agent is Agents and Corporations,
     Inc., 1201 Orange Street, Suite 600, City of Wilmington, New Castle County,
     Delaware 19801.
3.   The date of filing of the original Certificate of Incorporation in Delaware was October 17, 1983.
4.   The date when restoration, renewal, and revival of the charter of this company is to commence is the October 23, 2002, at which time its charter became inoperative and forfeited for failure to obtain a registered agent and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters, the last and acting authorized officer hereunto set his/her hand to this certificate the 14th day of
July, 2003.

Telemetrix Inc.
By: /s/Michael J. Tracy
Authorized Officer

Michael J. Tracy, Pres.
Print Name and Title

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

ATTACHMENT 3:     AGREEMENT TO DEBT TO EQUITY SWAP

                        EXCHANGE AND CONVERSION AGREEMENT
                                     BETWEEN
                                 TELEMETRIX INC.
                                       AND
                             ARDARA INVESTMENTS, LTD

THIS EXCHANGE AND CONVERSION AGREEMENT (hereinafter called this "Agreement")
made and entered into as of this 30th day of May, 2003 by and among
TELEMETRIX INC., a Delaware corporation with offices at 1225 Sage Street,
Gering, Nebraska 69341 ("Company"), and Ardara Investments Ltd.,
Harbour Trust Co. Ltd, One Capital Place, P.O. Box 1787 GT, Grand
Cayman, Cayman Islands, B.W.I., ("ARDARARDARA").

WHEREAS, the Company has been organized as a Delaware corporation for the primary purpose of engaging in the telecommunications business; and

WHEREAS, ARDARA holds stock in the Company;

WHEREAS, the Company has agreed upon the terms and conditions set forth herein, to an exchange of the Common Stock held by ARDARA for new issue preferred capital stock of the Company; and

WHEREAS, the Company and ARDARA mutually desire to set forth their agreements and understandings with respect to such exchange of common capital stock for new issue preferred capital stock of the Company of the Company and to provide for certain rights of ARDARA in connection therewith;

NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, provisions and covenants herein contained and the mutual benefits derived therefrom, the parties hereto do covenant and agree as follows:

1.   Capital Structure of the Company. The Company is a Delaware corporation authorized by its Certificate of Incorporation, to issue 25,000,000 shares of Common Stock ("Common Stock"), par value $.001 per share, of which
     18,486,176 are outstanding and 5,000,000 shares of Preferred Stock, par value of $.001 per share, of which 0 shares are outstanding.

2.   Exchange of Common Stock capital stock for new issue preferred shares of stock. As of the date of this agreement, ARDARA shall surrender to the principal office of the Company (or such other office or agency of the
     Company as the Company may designate by notice in writing to the holder or holders of the Common Stock of the Company) certificates representing
     2,000,000 shares of Common Stock which have been issued by the Company to
     ARDARA, successors or assigns, and shall exchange without further cost
     750,000 shares of Common Stock for 112,500 shares of Common Stock and
     3187.5 shares of Preferred Stock. This agreement does not contemplate the surrender of any shares of stock which are held by ARDARA and which were not a part of any transactions between ARDARA and the Company, and which shares are held by ARDARA as either restricted or unrestricted shares of
     Common Stock.

3.   Authorization of Issuance of Preferred Stock. This exchange calls for the issuance of Preferred Stock. The Company shall promptly take such steps as may be necessary or appropriate under the laws of Delaware and the federal securities laws to permit the issuance of the Preferred Stock. If the authorization and issuance of such Preferred Stock requires an amendment to the Company's Certificate of Incorporation and the adoption by the stockholders of such amendment, the Company shall immediately initiate the necessary and required documents and corporate meetings. The Preferred
     Stock shall be non-voting stock.

4.   Option of ARDARA for Registration or Exchange of Stock. At any time, and subject to the terms set forth in paragraph 5 of this document, ARDARA shall have the right by providing written notice to the Company to have the
     Company register in accordance with Paragraph 6 hereof all or any part of the Common Stock owned by ARDARA. if any, held by ARDARA on a registration statement in compliance with the Securities Act of 1933 in order to permit the sale or distribution of such stock.

5.   Registration of Stock. If the Company shall receive from ARDARA a written request that the Company register Common Stock under a registration statement in compliance with the Securities Act of 1933 as provided in paragraph 6 hereof, in order to permit the sale or distribution of such stock, the Company, as soon as practicable after giving written notice to
     ARDARA (which notice shall be given by the Company within ten (10) days after receipt of the written request for registration from ARDARA) that it has elected to file a registration statement for the Common Stock held by
     ARDARA pursuant to this paragraph, will use its best efforts to effect such registration and qualify the Common Stock in such jurisdictions as may be requested by ARDARA. Any such registration of shares requested by ARDARA may include shares of Common Stock owned by other shareholders of the
     Company. 100,000 (One Hundred Thousand) shares in the aggregate is the minimum number of shares that may be included in any registration. Each selling shareholder shall bear a pro rata portion of all costs and expenses paid to third parties (other than those paid to any affiliate or subsidiary of the Company or any shareholder thereof) for registration and filing fees, printing expenses, fees and disbursements of counsel, and any accounting fees incident to or required by the registration or qualification. Underwriting discounts and commissions shall be the pro rata expense of each selling shareholder. The Company shall keep effective and maintain any such registration statement for such period and to the extent as ARDARA may deem necessary for the purpose of selling or disposing of the shares, and from time to time during such period shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with the applicable law. The Company shall be required to comply with the above registration provisions only once, except that if
     ARDARA receives a Warrant which it is not entitled to exercise until after the registration statement has become effective, then ARDARA shall be entitled to a second registration to cover Common Stock acquired by it upon exercise of the Warrant an any other shares of Common Stock then still owned by ARDARA.

     Should the Company at any time seek to register all or any part of its
     Common Stock under a registration statement in compliance with the
     Securities Act of 1933, without having been requested to do so by ARDARA, in accordance with this paragraph, ARDARA may (in addition to its registration rights set forth above) add any or all of such shares of the
     Company as it may own to any such registration. The Company shall bear all costs and expenses for registration and filing fees, printing expenses, fees and disbursements of all counsel and any accounting fees, including expenses of any special audit, incident to or required by any registration not requested by ARDARA. Underwriting discounts and commissions shall be the pro rata expense of such selling shareholder.

6.   Indemnification. Prior to the effective date of any registration statement relating to any of the shares of Common Stock owned by ARDARA, the Company and ARDARA shall enter into an agreement providing for reciprocal indemnification against any losses, claims, damages or liabilities to which the Company or ARDARA (or controlling persons thereof) may become subject under the Securities Act of 1933, as amended, or otherwise, in the form of reciprocal indemnification provisions which customarily appear in underwriting agreements used by reputable investment bankers.

7.   Acquisition for investment. ARDARA hereby agrees that the shares of Common
     Stock are being acquired for its own account and not with a view to the distribution or resale thereof and the same shall not be sold or transferred in the absence of an effective registration statement under the
     Securities Act of 1933 unless an exemption therefrom is available.

8.   Agreements Relating to Rule 144. If and so long as the Company has securities registered pursuant to the Securities Act of 1933, the Company will (a) file reports in compliance with the Securities Exchange Act of
     1934, and (b) at its expense, forthwith upon the request of ARDARA, deliver to ARDARA a certificate, signed by the Company's principal financial officer, stating (i) Company's name, address and telephone number
     (including area code), (ii) the Company's Securities and Exchange identification number, (iii) the Company's Securities and Exchange
     Commission file number, (iv) the number of shares of stock (and other securities) outstanding as shown by the most recent report or statement published by the Company and (v) whether the Company has filed the reports required to be filed under the Securities Exchange Act of 1934 for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time, subsequent to the exchange of ARDARA's notes for Common Stock, the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Securities Exchange Act of
     1934, the Company, at its expense will, forthwith upon the written request of ARDARA, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 of the
     General Rules and Regulations promulgated under the Securities Act of 1933.

9.   Transfer of Common Stock by ARDARA. It is expected that ARDARA shall and
     ARDARA shall at any time be permitted without any approval, consent or action of the Company to, sell, transfer or assign all or any part of the
     Common Stock or other voting or non-voting equity securities of the Company then owned by ARDARA to other individuals, corporations or other entities;
     provided, however, in the event of a sale, transfer or assignment by ARDARA of any of its shares of Common Stock, ARDARA shall, in the absence of an effective registration statement under the Securities Act of 1933 covering such shares, provide the Company with an opinion of counsel, satisfactory in form and substance to the Company and its counsel, to the effect that such sale, transfer or assignment will not require that such securities be registered under the Securities Act of 1933. Any such assignee, in proportion to its ownership of the Common Stock or other voting or non-voting equity securities, shall be entitled to exercise or acquire all of the rights or interests which may be exercised or acquired by ARDARA pursuant to the terms of this Agreement; provided, however, that the right to request mandatory registration under paragraph 5 shall be exercisable only by the then owners of a majority interest of the Common Stock previously held by ARDARA.

10.  Notices and Addresses. All notices or other communications in connection herewith shall be in  writing and shall be mailed by first class or air mail, postage prepaid to the following addresses and to the attention of the party in question:

     Harbour Trust Co., Ltd.
     One Capital Place
     P.O. Box 1787 GT
     Grand Cayman
     Cayman Islands, B.W.I.

     Attn:  Alan Milgate

     Or at such other addresses as may have been furnished to the other parties in writing.

11.  No additional Classes of Common Stock. The Company shall not create any additional classes of common capital stock.

12.  Termination of Agreement. This Agreement shall terminate only upon the exercise by ARDARA of all of its rights for registration or exchange of stock as set forth in paragraphs 2, 4 and 5 hereof or by the mutual written consent of the Company and ARDARA.

13.  Amendments. This agreement may be amended only by written amendment signed by ARDARA and the Company.

14.  Complete Agreement. This Agreement contains all of the Agreements and understandings between the parties here-to relative to the transaction contemplated herein.

15.  Choice of Law. This agreement and all matters pertaining thereto shall be construed under the laws of the State of Nebraska.

16.  Signatures. This Agreement may be executed in counterparts, with each such duly executed counterpart having the same validity, force and effect as the original.

17.  Facsimile. A facsimile copy of this document and any signatures shall be considered for all purposes and intent as legal and binding originals.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

Ardara Investments, Ltd.                             Telemetrix Inc.

/s/ illegible                                        /s/Michael J. Tracy
----------------------------                         ----------------------------
By:For and on behalf of Bluejay Investments, Ltd.    Michael J. Tracy, President
and Cardinal Investments Limited, Directors

Telemetrix Inc.

/s/Michael L. Glaser
----------------------------
Michael L. Glaser, Secretary

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

                        EXCHANGE AND CONVERSION AGREEMENT
                                     BETWEEN
                                 TELEMETRIX INC.
                                       AND
                            BECKER CAPITAL MANAGEMENT

THIS EXCHANGE AND CONVERSION AGREEMENT (hereinafter called this "Agreement")
made and entered into as of this 26 day of May, 2003 by and among TELEMETRIX
INC., a Delaware corporation with offices at 1225 Sage Street, Gering, Nebraska
69341 ("the Company"), and BECKER CAPITAL MANAGEMENT, 7102 LaVista Place, Suite
100, Longmont, CO ("BCM").

WHEREAS, the Company has been organized as a Delaware corporation for the primary purpose of engaging in the telecommunications business; and

WHEREAS, the Company and BCM have entered into certain loan agreements
("notes"), a schedule of which is identified as Exhibit 1 and is attached to and made a part of this agreement; and

WHEREAS, the Company has agreed upon the terms and conditions set forth herein, to an exchange of the notes held by BCM for shares of the common and preferred capital stock of the Company; and

WHEREAS, the Company and BCM mutually desire to set forth their agreements and understandings with respect to such exchange of notes for shares of the common capital stock of the Company and to provide for certain rights of BCM in connection therewith;

NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, provisions and covenants herein contained and the mutual benefits derived therefrom, the parties hereto do covenant and agree as follows:

1.   Capital Structure of the Company. The Company is a Delaware corporation authorized by its Certificate of Incorporation, to issue 25,000,000 shares of Common Stock ("Common Stock"), par value $.001 per share, of which
     18,486,176 are outstanding and 5,000,000 shares of Preferred Stock, par value of $.001 per share, of which 0 shares are outstanding.

2.   Exchange of notes for Common Stock. As of the date of this agreement, BCM shall surrender to the principal office of the Company (or such other office or agency of the Company as the Company may designate by notice in writing to the holder or holders of the Common Stock of the Company) all certificates representing all shares of Common Stock which have been issued by the Company to Becker Capital Management, Larry  Becker, his heirs, successors or assigns which correspond or were issued in connection or association with the schedule of notes attached hereto as Exhibit 1, and shall exchange without further cost all notes and shares of Common Stock issued as consideration for any of the notes listed in Exhibit 1, for
     632,002 shares of Common Stock of the Company and 17,906.7 shares of
     Preferred Stock. This agreement does not contemplate the surrender of any shares of stock which are held by BCM and which  were not a part of any transactions between BCM and the Company, and which shares are held by BCM as either restricted or unrestricted shares of Common Stock.

3.   Authorization of Issuance of Preferred Stock. This exchange calls for the issuance of Preferred Stock. The Company shall promptly take such steps as may be necessary or appropriate under the laws of Delaware and the federal securities laws to permit the issuance of the Preferred Stock. If the authorization and issuance of such Preferred Stock requires an amendment to the  Company's Certificate of Incorporation and the adoption by the stockholders of such amendment, the Company shall immediately initiate the necessary and required documents and corporate meetings. The Preferred
     Stock shall be non-voting stock.

4.   Option of BCM for Registration or Exchange of Stock. At any time, and subject to the terms set forth in paragraph 5 of this document, BCM shall have the right by providing written  notice to the Company to have the
     Company register in accordance with Paragraph 6 hereof all or any part of the Common Stock owned by BCM. if any, held by BCM on a registration statement in compliance with the Securities Act of 1933 in order to permit the sale or distribution of such stock.

5.   Registration of Stock. If the Company shall receive from BCM a written request that the Company register Common Stock under a registration statement in compliance with the Securities Act of 1933 as provided in paragraph 6 hereof, in order to permit the sale or distribution of such stock, the Company, as soon as practicable after giving written notice to
     BCM (which notice shall be given by the Company within ten (10) days after receipt of the written request for registration from BCM) that it has elected to file a registration statement for the Common Stock held by BCM pursuant to this paragraph, will use its best efforts to effect such registration and qualify the Common Stock in such jurisdictions as may be requested by BCM. Any such registration of shares requested by BCM may include shares of Common Stock owned by other shareholders of the Company.
     100,000 (One Hundred Thousand) shares in the aggregate is the minimum number of shares that may be included in any registration. Each selling shareholder shall bear a pro rata portion of all costs and expenses paid to third parties (other than those paid to any affiliate or subsidiary of the
     Company or any shareholder thereof) for registration and filing fees, printing expenses, fees and disbursements of counsel, and any accounting fees incident to or required by the registration or qualification.
     Underwriting discounts and commissions shall be the pro rata expense of each selling shareholder. The Company shall keep effective and maintain any such registration statement for such period and to the extent as BCM may deem necessary for the purpose of selling or disposing of the shares, and from time to time during such period shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with the applicable law. The Company shall be required to comply with the above registration provisions only once, except that if BCM receives a Warrant which it is not entitled to exercise until after the registration statement has become effective, then BCM shall be entitled to a second registration to cover Common Stock acquired by it upon exercise of the Warrant an any other shares of Common Stock then still owned by BCM.

     Should the Company at any time seek to register all or any part of its
     Common Stock under a registration statement in compliance with the
     Securities Act of 1933, without having been requested to do so by BCM, in accordance with this paragraph, BCM may (in addition to its registration rights set forth above) add any or all of such shares of the Company as it may own to any such registration. The Company shall bear all costs and expenses for registration and filing fees, printing expenses, fees and disbursements of all counsel and any accounting fees, including expenses of any special audit, incident to or required by any registration not requested by BCM. Underwriting discounts and commissions shall be the pro rata expense of such selling shareholder.

6.   Indemnification. Prior to the effective date of any registration statement relating to any of the shares of Common Stock owned by BCM, the Company and
     BCM shall enter into an agreement providing for reciprocal indemnification against any losses, claims, damages or liabilities to which the Company or
     BCM (or controlling persons thereof) may become subject under the
     Securities Act of 1933, as amended, or otherwise, in the form of reciprocal indemnification provisions which customarily appear in underwriting agreements used by reputable investment bankers.

7.   Acquisition for investment. BCM hereby agrees that the shares of Common
     Stock are being acquired for its own account and not with a view to the distribution or resale thereof and the same shall not be sold or transferred in the absence of an effective registration statement under the
     Securities Act of 1933 unless an exemption therefrom is available.

8.   Agreements Relating to Rule 144. If and so long as the Company has securities registered pursuant to the Securities Act of 1933, the Company will (a) file reports in compliance with the Securities Exchange Act of
     1934, and (b) at its expense, forthwith upon the request of BCM, deliver to
     BCM a certificate, signed by the Company's principal financial officer, stating (i) Company's name, address and telephone number (including area code), (ii) the Company's Securities and Exchange identification number,
     (iii) the Company's Securities and Exchange Commission file number, (iv)
     the number of shares of stock (and other securities) outstanding as shown by the most recent report or statement published by the Company and (v)
     whether the Company has filed the reports required to be filed under the
     Securities Exchange Act of 1934 for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time, subsequent to the exchange of BCM's notes for Common Stock, the Company is not required to file reports in compliance with either Section 13 or
     Section 15(d) of the Securities Exchange Act of 1934, the Company, at its
     expense will, forthwith upon the written request of BCM, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 of the General Rules and
     Regulations promulgated under the Securities Act of 1933.

9.   Transfer of Common Stock by BCM. It is expected that BCM shall and BCM shall at any time be permitted without any approval, consent or action of the Company to, sell, transfer or assign all or any part of the Common
     Stock or other voting or non-voting equity securities of the Company then owned by BCM to other individuals, corporations or other entities;
     provided, however, in the event of a sale, transfer or assignment by BCM of any of its shares of Common Stock, BCM shall, in the absence of an effective registration statement under the Securities Act of 1933 covering such shares, provide the Company with an opinion of counsel, satisfactory in form and substance to the Company and its counsel, to the effect that such sale, transfer or assignment will not require that such securities be registered under the Securities Act of 1933. Any such assignee, in proportion to its ownership of the Common Stock or other voting or non-voting equity securities, shall be entitled to exercise or acquire all of the rights or interests which may be exercised or acquired by BCM pursuant to the terms of this Agreement; provided, however, that the right to request mandatory registration under paragraph 5 shall be exercisable only by the then owners of a majority interest of the Common Stock previously held by BCM.

10.  Notices and Addresses. All notices or other communications in connection herewith shall be in writing and shall be mailed by first class or air mail, postage prepaid to the following addresses and to the attention of the party in question:

     Larry Becker
     Becker Capital Management
     7102 LaVista Place
     Suite 100
     Longmont, CO
     80503

     Or at such other addresses as may have been furnished to the other parties in writing.

11.  No additional Classes of Common Stock. The Company shall not create any additional classes of common capital stock.

12.  Termination of Agreement. This Agreement shall terminate only upon the exercise by BCM of all of its rights for registration or exchange of stock as set forth in paragraphs 2, 4 and 5 hereof or by the mutual written consent of the Company and BCM.

13.  Amendments. This agreement may be amended only by written amendment signed by BCM and the Company.

14.  Complete Agreement. This Agreement contains all of the Agreements and understandings between the parties here-to relative to the transaction contemplated herein.

15.  Choice of Law. This agreement and all matters pertaining thereto shall be construed under he laws of the State of Nebraska.

16.  Signatures. This Agreement may be executed in counterparts, with each such duly executed counterpart having the same validity, force and effect as the original.

17.  Facsimile. A facsimile copy of this document and any signatures shall be considered for all purposes and intent as legal and binding originals.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

Becker Capital Management                         Telemetrix Inc.

/s/Larry Becker                                   /s/Michael J. Tracy
----------------------------                      -----------------------------
Larry Becker                                      Michael J. Tracy, President

Telemetrix Inc.                                   Telemetrix Inc.

/s/Michael L. Glaser                              /s/William L. Becker
-----------------------------                     ----------------------------
Michael L. Glaser                                 William L. Becker, Chairman
Secretary                                                  Board of Directors

                                    EXHIBIT 1

                                                                       Total            03/31/2003
            Date of                         Interest                 Accrued           Share price
Note #      Loan                                Rate   Principal        Int.      Total   at $0.15
--------------------------------------------------------------------------------------------------
30-01 (31)  04/06/2001  Becker Capital Mgmt   10.00%   75,000.00   15,750.00  90,750.00    605,000
30-02 (32)  04/30/2000  Becker Capital Mgmt   10.00%   50,000.00   10,500.00  60,500.00    403,333
30-03 (33)  05/30/2001  Becker Capital Mgmt   10.00%   30,000.00    6,300.00  36,300.00    242,000
30-04 (34)  06/14/2001  Becker Capital Mgmt   10.00%   80,000.00   16,800.00  96,800.00    645,333
30-05       07/02/2001  Becker Capital Mgmt   10.00%   25,000.00    5,250.00  30,250.00    201,667
30-06       07/31/2001  Becker Capital Mgmt   10.00%   64,000.00   13,440.00  77,440.00    516,267
30-07       08/21/2001  Becker Capital Mgmt   10.00%   25,000.00    5,250.00  30,250.00    201,667
30-08       10/26/2001  Becker Capital Mgmt   10.00%   20,105.64    4,222.18  24,327.82    162,185
067         01/30/2002  Becker Capital Mgmt   10.00%   50,000.00   10,500.00  60,500.00    403,333
071         07/12/2002  Becker Capital Mgmt   10.00%   24,963.59    1,816.79  26,780.38    178,536
072         07/30/2002  Becker Capital Mgmt   10.00%   25,000.00    1,694.44  26,694.44    177,963
073         08/06/2002  Becker Capital Mgmt   10.00%    8,000.00      526.67   8,526.67     56,844
074         08/21/2002  Becker Capital Mgmt   10.00%   35,000.00    2,158.33  37,158.33    247,722
075         09/04/2002  Becker Capital Mgmt   10.00%   16,000.00      924.44  16,924.44    112,830
            11/07/2002  Becker Capital Mgmt   10.00%    3,500.00      140.00   3,640.00     24,267
            12/06/2002  Becker Capital Mgmt   10.00%    5,000.00      159.72   5,159.72     34,398

                                              Totals               95,432.59 632,001.82  4,213,345

                                                                           *Total Shares 4,213,345

*This number is after adjustment to the conversion value of the notes, reflecting an interest rate of 10% on all notes, interest computed on an annually compounded basis through March 31, 2003.

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

                        EXCHANGE AND CONVERSION AGREEMENT
                                     BETWEEN
                                 TELEMETRIX INC.
                                       AND
                                MICHAEL L. GLASER

THIS EXCHANGE AND CONVERSION AGREEMENT (hereinafter called this "Agreement")
made and entered into as of this 26 day of May, 2003 by and among TELEMETRIX
INC., a Delaware corporation with offices at 1225 Sage Street, Gering, Nebraska
69341 ("the Company"), and MICHAEL L. GLASER an individual residing at 2324
South Jackson Street, Denver, CO 80210 ("Glaser").

WHEREAS, the Company has been organized as a Delaware corporation for the primary purpose of engaging in the telecommunications business; and

WHEREAS, the Company and Glaser have entered into certain loan agreements
("notes"), a schedule of which is identified as Exhibit 1 and is attached to and made a part of this agreement; and

WHEREAS, the Company has agreed upon the terms and conditions set forth herein, to an exchange of the notes held by Glaser for shares of the common and preferred capital stock of the Company; and

WHEREAS, the Company and Glaser mutually desire to set forth their agreements and understandings with respect to such exchange of notes for shares of the common capital stock of the Company and to provide for certain rights of Glaser in connection therewith;

NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, provisions and covenants herein contained and the mutual benefits derived therefrom, the parties hereto do covenant and agree as follows:

1.   Capital Structure of the Company. The Company is a Delaware corporation authorized by its Certificate of Incorporation, to issue 25,000,000 shares of Common Stock ("Common Stock"), par value $.001 per share, of which
     18,486,176 are outstanding and 5,000,000 shares of Preferred Stock, par value of $.001 per share, of which 0 shares are outstanding.

2.   Exchange of notes for Common Stock. As of the date of this agreement,
     Glaser shall surrender to the principal office of the Company (or such other office or agency of the Company as the Company may designate by notice in writing to the holder or holders of the Common Stock of the
     Company) all certificates representing all shares of Common Stock which have been issued by the Company to Michael L. Glaser, his heirs, successors or assigns which correspond or were issued in connection or association with the schedule of notes attached hereto as Exhibit 1, and shall exchange without further cost all notes and shares of Common Stock issued as consideration for any of the notes listed in Exhibit 1, as well as shares issued on the date of reorganization as consideration and shares issued for services for 886,380 shares of Common Stock of the Company and 25,114.1 shares of Preferred Stock. This agreement does not contemplate the surrender of any shares of stock which are held by Glaser and which were not a part of any transactions between Glaser and the Company, and which shares are held by Glaser as either restricted or unrestricted shares of
     Common Stock.

3.   Authorization of Issuance of Preferred Stock. This exchange calls for the issuance of Preferred Stock. The Company shall promptly take such steps as may be necessary or appropriate under the laws of Delaware and the federal securities laws to permit the issuance of the Preferred Stock. If the authorization and issuance of such Preferred Stock requires an amendment to the Company's Certificate of Incorporation and the adoption by the stockholders of such amendment, the Company shall immediately initiate the necessary and required documents and corporate meetings. The Preferred
     Stock shall be non-voting stock.

4.   Option of Glaser for Registration or Exchange of Stock. At any time, and subject to the terms set forth in paragraph 5 of this document, Glaser shall have the right by providing written notice to the Company to have the
     Company register in accordance with Paragraph 6 hereof all or any part of the Common Stock owned by Glaser. if any, held by Glaser on a registration statement in compliance with the Securities Act of 1933 in order to permit the sale or distribution of such stock.

5.   Registration of Stock. If the Company shall receive from Glaser a written request that the Company register Common Stock under a registration statement in compliance with the Securities Act of 1933 as provided in paragraph 6 hereof, in order to permit the sale or distribution of such stock, the Company, as soon as practicable after giving written notice to
     Glaser (which notice shall be given by the Company within ten (10) days after receipt of the written request for registration from Glaser) that it has elected to file a registration statement for the Common Stock held by
     Glaser pursuant to this paragraph, will use its best efforts to effect such registration and qualify the Common Stock in such jurisdictions as may be requested by Glaser. Any such registration of shares requested by Glaser may include shares of Common Stock owned by other shareholders of the
     Company. 100,000 (One Hundred Thousand) shares in the aggregate is the minimum number of shares that may be included in any registration. Each selling shareholder shall bear a pro rata portion of all costs and expenses paid to third parties (other than those paid to any affiliate or subsidiary of the Company or any shareholder thereof) for registration and filing fees, printing expenses, fees and disbursements of counsel, and any accounting fees incident to or required by the registration or qualification. Underwriting discounts and commissions shall be the pro rata expense of each selling shareholder. The Company shall keep effective and maintain any such registration statement for such period and to the extent as Glaser may deem necessary for the purpose of selling or disposing of the shares, and from time to time during such period shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with the applicable law. The Company shall be required to comply with the above registration provisions only once, except that if
     Glaser receives a Warrant which it is not entitled to exercise until after the registration statement has become effective, then Glaser shall be entitled to a second registration to cover Common Stock acquired by it upon exercise of the Warrant an any other shares of Common Stock then still owned by Glaser.

     Should the Company at any time seek to register all or any part of its
     Common Stock under a registration statement in compliance with the
     Securities Act of 1933, without having been requested to do so by Glaser, in accordance with this paragraph, Glaser may (in addition to its registration rights set forth above) add any or all of such shares of the
     Company as it may own to any such registration. The Company shall bear all costs and expenses for registration and filing fees, printing expenses, fees and disbursements of all counsel and any accounting fees, including expenses of any special audit, incident to or required by any registration not requested by Glaser. Underwriting discounts and commissions shall be the pro rata expense of such selling shareholder.

6.   Indemnification. Prior to the effective date of any registration statement relating to any of the shares of Common Stock owned by Glaser, the Company and Glaser shall enter into an agreement providing for reciprocal indemnification against any losses, claims, damages or liabilities to which the Company or Glaser (or controlling persons thereof) may become subject under the Securities Act of 1933, as amended, or otherwise, in the form of reciprocal indemnification provisions which customarily appear in underwriting agreements used by reputable investment bankers.

7.   Acquisition for investment. Glaser hereby agrees that the shares of Common
     Stock are being acquired for its own account and not with a view to the distribution or resale thereof and the same shall not be sold or transferred in the absence of an effective registration statement under the
     Securities Act of 1933 unless an exemption therefrom is available.

8.   Agreements Relating to Rule 144. If and so long as the Company has securities registered pursuant to the Securities Act of 1933, the Company will (a) file reports in compliance with the Securities Exchange Act of
     1934, and (b) at its expense, forthwith upon the request of Glaser, deliver to Glaser a certificate, signed by the Company's principal financial officer, stating (i) Company's name, address and telephone number
     (including area code), (ii) the Company's Securities and Exchange identification number, (iii) the Company's Securities and Exchange
     Commission file number, (iv) the number of shares of stock (and other securities) outstanding as shown by the most recent report or statement published by the Company and (v) whether the Company has filed the reports required to be filed under the Securities Exchange Act of 1934 for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time, subsequent to the exchange of Glaser's notes for Common Stock, the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Securities Exchange Act of
     1934, the Company, at its expense will, forthwith upon the written request of Glaser, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 of the
     General Rules and Regulations promulgated under the Securities Act of 1933.

9.   Transfer of Common Stock by Glaser. It is expected that Glaser shall and
     Glaser shall at any time be permitted without any approval, consent or action of the Company to, sell, transfer or assign all or any part of the
     Common Stock or other voting or non-voting equity securities of the Company then owned by Glaser to other individuals, corporations or other entities;
     provided, however, in the event of a sale, transfer or assignment by Glaser of any of its shares of Common Stock, Glaser shall, in the absence of an effective registration statement under the Securities Act of 1933 covering such shares, provide the Company with an opinion of counsel, satisfactory in form and substance to the Company and its counsel, to the effect that such sale, transfer or assignment will not require that such securities be registered under the Securities Act of 1933. Any such assignee, in proportion to its ownership of the Common Stock or other voting or non-voting equity securities, shall be entitled to exercise or acquire all of the rights or interests which may be exercised or acquired by Glaser pursuant to the terms of this Agreement; provided, however, that the right to request mandatory registration under paragraph 5 shall be exercisable only by the then owners of a majority interest of the Common Stock previously held by Glaser.

10.  Notices and Addresses. All notices or other communications in connection herewith shall be in writing and shall be mailed by first class or air mail, postage  prepaid to the following addresses and to the attention of the party in question:

     Michael L. Glaser
     2324 South Jackson
     Denver, CO
     80210

     Or at such other addresses as may have been furnished to the other parties in writing.

11.  No additional Classes of Common Stock. The Company shall not create any additional classes of common capital stock.

12.  Termination of Agreement. This Agreement shall terminate only upon the exercise by Glaser of all of its rights for registration or exchange of stock as set forth in paragraphs 2, 4 and 5 hereof or by the mutual written consent of the Company and Glaser.

13.  Amendments. This agreement may be amended only by written amendment signed by Glaser and the Company.

14.  Complete Agreement. This Agreement contains all of the Agreements and understandings between the parties here-to relative to the transaction contemplated herein.

15.  Choice of Law. This agreement and all matters pertaining thereto shall be construed under the laws of the State of Nebraska.

16.  Signatures. This Agreement may be executed in counterparts, with each such duly executed counterpart having the same validity, force and effect as the original.

17.  Facsimile. A facsimile copy of this document and any signatures shall be considered for all purposes and intent as legal and binding originals.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

                                              Telemetrix Inc.

/s/Michael L. Glaser                          /s/Michael J. Tracy
----------------------------                  -----------------------------
Michael L. Glaser                             Michael J. Tracy, President

Telemetrix Inc.

/s/William L. Becker
----------------------------
William L. Becker, Chairman
Board of Directors

                                    Exhibit 1

                                                                   Total                03/31/2003
           Date of                      Interest                 Accrued               Share price
Note #        Loan                          Rate   Principal        Int.       Total      at $0.15
--------------------------------------------------------------------------------------------------
057     08/01/2001  Michael Glaser IRA    10.00%   55,500.00   11,655.00   67,155.00       447,700
                    Rollover
064     12/15/2001  Michael Glaser IRA    10.00%  343,488.87   72,132.66  415,621.53     2,770,810
                    Rollover
066     12/31/2001  Michael Glaser IRA    10.00%  165,375.00   34,728.75  200,103.75     1,334,025
                    Rollover
069     02/22/2002  Michael Glaser        10.00%  100,000.00   21,000.00  121,000.00       806,667
                                                              139,516.41  803,880.28     5,359,202
                                                                        Shares At Org.     550,000
                                                                        Total Shares*    5,909,202

*This number is after adjustment to the conversion value of the notes, reflecting an interest rate of 10% on all notes, interest computed on an annually compounded basis through March 31, 2003.

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

                               EXCHANGE AGREEMENT
                                    BETWEEN
                                TELEMETRIX INC.
                                      AND
                               HARTFORD HOLDINGS

THIS EXCHANGE AND CONVERSION AGREEMENT (hereinafter called this "Agreement")
made and entered into as of this 26 day of May, 2003 by and among TELEMETRIX
INC., a Delaware corporation with offices at 1225 Sage Street, Gering, Nebraska
69341 ("Company"), and HARTFORD HOLDINGS, a Cayman corp with offices at P.O. Box
143, Grand Cayman, BWI ("Hartford").

WHEREAS, the Company has been organized as a Delaware corporation for the primary purpose of engaging in the telecommunications business; and

WHEREAS, HARTFORD holds stock in the Company;

WHEREAS, the Company has agreed upon the terms and conditions set forth herein, to an exchange of the Common Stock held by HARTFORD for new issue preferred capital stock of the Company; and

WHEREAS, the Company and HARTFORD mutually desire to set forth their agreements and understandings with respect to such exchange of common capital stock for new issue preferred capital stock of the Company of the Company and to provide for certain rights of HARTFORD in connection therewith;

NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, provisions and covenants herein contained and the mutual benefits derived therefrom, the parties hereto do covenant and agree as follows:

1.   Capital Structure of the Company. The Company is a Delaware corporation authorized by its Certificate of Incorporation, to issue 25,000,000 shares of Common Stock ("Common Stock"), par value $.001 per share, of which
     18,486,176 are outstanding and 5,000,000 shares of Preferred Stock, par value of $.001 per share, of which 0 shares are outstanding.

2.   Exchange of Common Stock capital stock for new issue preferred shares of stock. As of the date of this agreement, HARTFORD shall surrender to the principal office of the Company (or such other office or agency of the
     Company as the Company may designate by notice in writing to the holder or holders of the Common Stock of the Company) certificates representing
     3,962,004 shares of Common Stock which have been issued by the Company to
     HARTFORD, successors or assigns, and shall exchange without further cost
     3,962,004 shares of Common Stock for 594,301 shares of Common Stock and
     16,838.5 shares of Preferred Stock. This agreement does not contemplate the surrender of any shares of stock which are held by HARTFORD and which were not a part of any transactions between HARTFORD and the Company, and which shares are held by HARTFORD as either restricted or unrestricted  shares of
     Common Stock.

3.   Authorization of Issuance of Preferred Stock. This exchange calls for the issuance of Preferred Stock. The Company shall promptly take such steps as may be necessary or appropriate under the laws of Delaware and the federal securities laws to permit the issuance of the Preferred Stock. If the authorization and issuance of such Preferred Stock requires an amendment to the Company's Certificate of Incorporation and the adoption by the stockholders of such amendment, the Company shall immediately initiate the necessary and required documents and corporate meetings. The Preferred
     Stock shall be non-voting stock.

4.   Option of HARTFORD for Registration or Exchange of Stock. At any time, and subject to the terms set forth in paragraph 5 of this document, HARTFORD shall have the right by providing written notice to the Company to have the
     Company register in accordance with Paragraph 6 hereof all or any part of the Common Stock owned by HARTFORD. if any, held by HARTFORD on a registration statement in compliance with the Securities Act of 1933 in order to permit the sale or distribution of such stock.

5.   Registration of Stock. If the Company shall receive from HARTFORD a written request that the Company register Common Stock under a registration statement in compliance with the Securities Act of 1933 as provided in paragraph 6 hereof, in order to permit the sale or distribution of such stock, the Company, as soon as practicable after giving written notice to
     HARTFORD (which notice shall be given by the Company within ten (10) days after receipt of the written request for registration from HARTFORD) that it has elected to file a registration statement for the Common Stock held by HARTFORD pursuant to this paragraph, will use its best efforts to effect such registration and qualify the Common Stock in such jurisdictions as may be requested by HARTFORD. Any such registration of shares requested by
     HARTFORD may include shares of Common Stock owned by other shareholders of the Company. 100,000 (One Hundred Thousand) shares in the aggregate is the minimum number of shares that may be included in any registration. Each selling shareholder shall bear a pro rata portion of all costs and expenses paid to third parties (other than those paid to any affiliate or subsidiary of the Company or any shareholder thereof) for registration and filing fees, printing expenses, fees and disbursements of counsel, and any accounting fees incident to or required by the registration or qualification. Underwriting discounts and commissions shall be the pro rata expense of each selling shareholder. The Company shall keep effective and maintain any such registration statement for such period and to the extent as HARTFORD may deem necessary for the purpose of selling or disposing of the shares, and from time to time during such period shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with the applicable law. The Company shall be required to comply with the above registration provisions only once, except that if HARTFORD receives a Warrant which it is not entitled to exercise until after the registration statement has become effective, then HARTFORD shall be entitled to a second registration to cover Common Stock acquired by it upon exercise of the Warrant an any other shares of Common Stock then still owned by HARTFORD.

     Should the Company at any time seek to register all or any part of its
     Common Stock under a registration statement in compliance with the
     Securities Act of 1933, without having been requested to do so by HARTFORD, in accordance with this paragraph, HARTFORD may (in addition to its registration rights set forth above) add any or all of such shares of the
     Company as it may own to any such registration. The Company shall bear all costs and expenses for registration and filing fees, printing expenses, fees and disbursements of all counsel and any accounting fees, including expenses of any special audit, incident to or required by any registration not requested by HARTFORD. Underwriting discounts and commissions shall be the pro rata expense of such selling shareholder.

6.   Indemnification. Prior to the effective date of any registration statement relating to any of the shares of Common Stock owned by HARTFORD, the
     Company and HARTFORD shall enter into an agreement providing for reciprocal indemnification against any losses, claims, damages or liabilities to which the Company or HARTFORD (or controlling persons thereof) may become subject under the Securities Act of 1933, as amended, or otherwise, in the form of reciprocal indemnification provisions which customarily appear in underwriting agreements used by reputable investment bankers.

7.   Acquisition for investment. HARTFORD hereby agrees that the shares of
     Common Stock are being acquired for its own account and not with a view to the distribution or resale thereof and the same shall not be sold or transferred in the absence of an effective registration statement under the
     Securities Act of 1933 unless an exemption therefrom is available.

8.   Agreements Relating to Rule 144. If and so long as the Company has securities registered pursuant to the Securities Act of 1933, the Company will (a) file reports in compliance with the Securities Exchange Act of
     1934, and (b) at its expense, forthwith upon the request of HARTFORD, deliver to HARTFORD a certificate, signed by the Company's principal financial officer, stating (i) Company's name, address and telephone number
     (including  area code), (ii) the Company's Securities and Exchange identification number, (iii) the Company's Securities and Exchange
     Commission file number, (iv) the number of shares of stock (and other securities) outstanding as shown by the most recent report or statement published  by the Company and (v) whether the Company has filed the reports required to be filed under the Securities Exchange Act of 1934 for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time, subsequent to the exchange of HARTFORD's notes for Common Stock, the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Securities Exchange Act of
     1934, the Company, at its expense will, forthwith upon the written request of HARTFORD, make available adequate current public information  with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 of the General Rules and Regulations promulgated  under the Securities Act of 1933.

9.   Transfer of Common Stock by HARTFORD. It is expected that HARTFORD shall and HARTFORD shall at any time be permitted without any approval, consent or action of the Company to, sell, transfer or assign all or any part of the Common Stock or other voting or non-voting equity securities of the
     Company then owned by HARTFORD to other individuals, corporations or other entities; provided, however, in the event of a sale, transfer or assignment by HARTFORD of any of its shares of Common Stock, HARTFORD shall, in the absence of an effective registration statement under the Securities Act of
     1933 covering such shares, provide the Company with an opinion of counsel, satisfactory in form and substance to the Company and its counsel, to the effect that such sale, transfer or assignment will not require that such securities be registered under the Securities Act of 1933. Any such assignee, in proportion to its ownership of the Common Stock or other voting or non-voting equity securities, shall be entitled to exercise or acquire all of the rights or interests which may be exercised or acquired by HARTFORD pursuant to the terms of this Agreement; provided, however, that the right to request mandatory registration under paragraph 5 shall be exercisable only by the then owners of a majority interest of the Common
     Stock previously held by HARTFORD.

10.  Notices and Addresses. All notices or other communications in connection herewith shall be in writing and shall be mailed by first class or air mail, postage prepaid to the following addresses and to the attention of the party in question:

     Hartford Holdings
     c/o William L. Becker
     Park Lane
     West Bay Road
     Georgetown, Grand Cayman Islands,
     British West Indies

     Or at such other addresses as may have been furnished to the other parties in writing.

11.  No additional Classes of Common Stock. The Company shall not create any additional classes of common capital stock.

12.  Termination of Agreement. This Agreement shall terminate only upon the exercise by HARTFORD of all of its rights for registration or exchange of stock as set forth in paragraphs 2, 4 and 5 hereof or by the mutual written consent of the Company and HARTFORD.

13.  Amendments. This agreement may be amended only by written amendment signed by HARTFORD and the Company.

14.  Complete Agreement. This Agreement contains all of the Agreements and understandings between the parties here-to relative to the transaction contemplated herein.

15.  Choice of Law. This agreement and all matters pertaining thereto shall be construed under he laws of the State of Nebraska.

16.  Signatures. This Agreement may be executed in counterparts, with each such duly executed counterpart having the same validity, force and effect as the original.

17.  Facsimile. A facsimile copy of this document and any signatures shall be considered for all purposes and intent as legal and binding originals.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

HARTFORD HOLDINGS                                 Telemetrix Inc.

/s/ illegible                                     /s/Michael J. Tracy
----------------------------                      -----------------------------
By:                                               Michael J. Tracy, President

Telemetrix Inc.

/s/Michael L. Glaser
----------------------------
Michael L. Glaser, Secretary

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

                                   TOWERGATE

                               EXCHANGE AGREEMENT
                                     BETWEEN
                                 TELEMETRIX INC.
                                       AND
                             IONIAN INVESTMENTS, LTD

THIS EXCHANGE AND CONVERSION AGREEMENT (hereinafter called this "Agreement")
made and entered into as of this 30th day of May, 2003 by and among TELEMETRIX
INC., a Delaware corporation with offices at 1225 Sage Street, Gering, Nebraska
69341 ("Company"), and IONIAN Investments Ltd. ___________Harbour Trust Co.
Ltd, One Capital Place, P.O. Box 1787 GT, Grand Cayman, Cayman Islands, B.W.I.,
("IONIAN").

WHEREAS, the Company has been organized as a Delaware corporation for the primary purpose of engaging in the telecommunications business; and

WHEREAS, IONIAN holds stock in the Company;

WHEREAS, the Company has agreed upon the terms and conditions set forth herein, to an exchange of the Common Stock held by IONIAN for new issue preferred capital stock of the Company; and

WHEREAS, the Company and IONIAN mutually desire to set forth their agreements and understandings with respect to such exchange of common capital stock for new issue preferred capital stock of the Company of the Company and to provide for certain rights of IONIAN in connection therewith;

NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, provisions and covenants herein contained and the mutual benefits derived therefrom, the parties hereto do covenant and agree as follows:

1.   Capital Structure of the Company. The Company is a Delaware  corporation authorized by its Certificate of Incorporation, to issue 25,000,000 shares of Common Stock ("Common  Stock"), par value $.001 per share, of which
     18,486,176 are outstanding and 5,000,000 shares of Preferred Stock, par value of $.001 per share, of which 0 shares are outstanding.

2.   Exchange of Common Stock capital stock for new issue preferred shares of stock. As of the date of this agreement, IONIAN shall surrender to the principal office of the  Company (or such other office or agency of the
     Company as the Company may designate by notice in writing to the holder or holders of the Common Stock of the Company) certificates representing
     2,000,000 shares of Common Stock which have been issued by the Company to
     IONIAN, successors or assigns, and shall exchange without further cost
     750,000 shares of Common Stock for 112,500 shares of Common Stock and
     3,187.5 shares of Preferred Stock. This agreement does not contemplate the surrender of any shares of stock which are held by IONIAN and which were not a part of any transactions between IONIAN and the Company, and which shares are held by IONIAN as either restricted or unrestricted shares of
     Common Stock.

3.   Authorization of Issuance of Preferred Stock. This exchange calls for the issuance of Preferred Stock. The Company shall promptly take such steps as may be necessary or appropriate under the laws of Delaware and the federal securities laws to permit the issuance of the Preferred Stock. If the authorization and issuance of such Preferred Stock requires an amendment to the Company's Certificate of Incorporation and the adoption by the stockholders of such amendment, the Company shall immediately initiate the necessary and required documents and corporate meetings. The Preferred
     Stock shall be non-voting stock.

4.   Option of IONIAN for Registration or Exchange of Stock. At any time, and subject to the terms set forth in paragraph 5 of this document, IONIAN shall have the right by providing written notice to the Company to have the
     Company register in accordance with Paragraph 6 hereof all or any part of the Common Stock owned by IONIAN. if any, held by IONIAN on a registration statement in compliance with the Securities Act of 1933 in order to permit the sale or distribution of such stock.

5.   Registration of Stock. If the Company shall receive from IONIAN a written request that the Company register Common Stock under a registration statement in compliance with the Securities Act of 1933 as provided in paragraph 6 hereof, in order to permit the sale or distribution of such stock, the Company, as soon as practicable after giving written notice to
     IONIAN (which notice shall be given by the Company within ten (10) days after receipt of the written request for registration from IONIAN) that it has elected to file a registration statement for the Common Stock held by
     IONIAN pursuant to this paragraph, will use its best efforts to effect such registration and qualify the Common Stock in such jurisdictions as may be requested by IONIAN. Any such registration of shares requested by IONIAN may include shares of Common Stock owned by other shareholders of the
     Company. 100,000 (One Hundred Thousand) shares in the aggregate is the minimum number of shares that may be included in any registration. Each selling shareholder shall bear a pro rata portion of all costs and expenses paid to third parties (other than those paid to any affiliate or subsidiary of the Company or any shareholder thereof) for registration and filing fees, printing expenses, fees and disbursements of counsel, and any accounting fees incident to or required by the registration or qualification. Underwriting discounts and commissions shall be the pro rata expense of each selling shareholder. The Company shall keep effective and maintain any such registration statement for such period and to the extent as IONIAN may deem necessary for the purpose of selling or disposing of the shares, and from time to time during such period shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with the applicable law. The Company shall be required to comply with the above registration provisions only once, except that if
     IONIAN receives a Warrant which it is not entitled to exercise until after the registration statement has become effective, then IONIAN shall be entitled to a second registration to cover Common Stock acquired by it upon exercise of the Warrant an any other shares of Common Stock then still owned by IONIAN.

     Should the Company at any time seek to register all or any part of its
     Common Stock under a registration  statement in compliance with the
     Securities Act of 1933, without having been requested to do so by IONIAN, in accordance with this paragraph, IONIAN may (in addition to its registration rights set forth above) add any or all of such shares of the
     Company as it may own to any such registration. The Company shall bear all costs and expenses for registration and filing fees, printing expenses, fees and disbursements of all counsel and any accounting fees, including expenses of any special audit, incident to or required by any registration not requested by IONIAN. Underwriting discounts and commissions shall be the pro rata expense of such selling shareholder.

6.   Indemnification. Prior to the effective date of any registration statement relating to any of the shares of Common Stock owned by IONIAN, the Company and IONIAN shall enter into an agreement providing for reciprocal indemnification against any losses, claims, damages or liabilities to which the Company or IONIAN (or controlling persons thereof) may become subject under the Securities Act of 1933, as amended, or otherwise, in the form of reciprocal indemnification provisions which customarily appear in underwriting agreements used by reputable investment bankers.

7.   Acquisition for investment. IONIAN hereby agrees that the shares of Common
     Stock are being acquired for its own account and not with a view to the distribution or resale thereof and the same shall not be sold or transferred in the absence of an effective registration statement under the
     Securities Act of 1933 unless an exemption therefrom is available.

8.   Agreements Relating to Rule 144. If and so long as the Company has securities registered pursuant to the Securities Act of 1933, the Company will (a) file reports in compliance  with the  Securities Exchange Act of
     1934, and (b) at its expense, forthwith upon the request of IONIAN, deliver to IONIAN a certificate, signed by the Company's principal financial officer, stating (i) Company's name, address and telephone number
     (including area code), (ii) the Company's Securities and Exchange identification number, (iii) the Company's Securities and Exchange
     Commission file number, (iv) the number of shares of stock (and other securities) outstanding as shown by the most recent report or statement published by the Company and (v) whether the Company has filed the reports required to be filed under the Securities Exchange Act of 1934 for a period of at least ninety (90) days prior to the date of such certificate and in addition  has filed the most recent annual report required to be filed thereunder. If at any time, subsequent to the exchange of IONIAN's notes for Common Stock, the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Securities Exchange Act of
     1934, the Company, at its expense will, forthwith upon the written request of IONIAN, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 of the
     General Rules and Regulations promulgated under the Securities Act of 1933.

9.   Transfer of Common Stock by IONIAN. It is expected that IONIAN shall and
     IONIAN shall at any time be permitted  without any approval, consent or action of the Company to, sell, transfer or assign all or any part of the
     Common Stock or other voting or non-voting equity securities of the Company then owned by IONIAN to other individuals, corporations or other entities;
     provided, however, in the event of a sale, transfer or assignment by IONIAN of any of its shares of Common Stock, IONIAN shall, in the absence of an effective registration statement under the Securities Act of 1933 covering such shares, provide the Company with an opinion of counsel, satisfactory in form and substance to the Company and its counsel, to the effect that such sale, transfer or assignment will not require that such securities be registered under the Securities  Act of 1933. Any such assignee, in proportion to its ownership of the Common Stock or other  voting or non-voting equity securities, shall be entitled to exercise or acquire all of the rights or interests which may be exercised or acquired by IONIAN pursuant to the terms of this Agreement; provided, however, that the right to request mandatory registration under paragraph 5 shall be exercisable only by the then owners of a majority interest of the Common Stock previously held by IONIAN.

10.  Notices and Addresses. All notices or other communications in connection herewith shall be in writing and shall be mailed by first class or air mail, postage prepaid to the following addresses and to the attention of the party in question:

     IONIAN
     Harbour Trust Co., Ltd.
     One Capital Place
     P.O. Box 1787 GT
     Grand Cayman
     Cayman Islands, B.W.I.

     Attn:  Alan Milgate

     Or at such other addresses as may have been furnished to the other parties in writing.

11.  No additional Classes of Common  Stock. The Company shall not create any additional classes of common capital stock.

12.  Termination of Agreement. This Agreement shall terminate only upon the exercise  by IONIAN of all of its rights for registration or exchange of stock as set forth in paragraphs 2, 4 and 5 hereof or by the mutual written consent of the Company and IONIAN.

13.  Amendments. This agreement may be amended only by written amendment signed by IONIAN and the Company.

14.  Complete Agreement. This Agreement contains all of the Agreements and understandings between the parties here-to relative to the transaction contemplated herein.

15.  Choice of Law. This agreement and all matters pertaining thereto shall be construed under he laws of the State of Nebraska.

16.  Signatures. This Agreement may be executed in counterparts, with each such duly executed counterpart having the same validity, force and effect as the original.

17.  Facsimile. A facsimile copy of this document and any signatures shall be considered for all purposes and intent as legal and binding originals.

IN WITNESS WHEREOF,  the parties hereto have duly executed this Agreement on the date first above written.

IONIAN Investments, Ltd.                        Telemetrix Inc.

/s/illegible                                    /s/Michael J. Tracy
----------------------------                    -----------------------------
By: For and on behalf of Bluejay                Michael J. Tracy, President
Investments Ltd. and Cardinal
Investments Limited, Directors

Telemetrix Inc.

/s/Michael L. Glaser
----------------------------
Michael L. Glaser, Secretary

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA

TOWERGATE

                        EXCHANGE AND CONVERSION AGREEMENT
                                     BETWEEN
                                 TELEMETRIX INC.
                                       AND
                                MICHAEL J. TRACY

THIS EXCHANGE AND CONVERSION AGREEMENT (hereinafter called this "Agreement")
made and entered into as of this 26 day of May, 2003 by and among TELEMETRIX
INC., a Delaware corporation with offices at 1225 Sage Street, Gering, Nebraska
69341 ("the Company"), and MICHAEL J. TRACY, an individual residing at 731 East
38th Street, Scottsbluff, NE 69361 ("Tracy").

WHEREAS, the Company has been organized as a Delaware corporation for the primary purpose of engaging in the telecommunications business; and

WHEREAS, the Company and Tracy have entered into certain loan agreements
("notes"), a schedule of which is identified as Exhibit 1 and is attached to and made a part of this agreement; and

WHEREAS, the Company has agreed upon the terms and conditions set forth herein, to an exchange of the notes held by Tracy for shares of the common and preferred capital stock of the Company; and

WHEREAS, the Company and Tracy mutually desire to set forth their agreements and understandings with respect to such exchange of notes for shares of the common capital stock of the Company and to provide for certain rights of Tracy in connection therewith;

NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, provisions and covenants herein contained and the mutual benefits derived therefrom, the parties hereto do covenant and agree as follows:

1.   Capital Structure of the Company. The Company is a Delaware corporation authorized by its Certificate of Incorporation, to issue 25,000,000 shares of Common Stock ("Common  Stock"), par value $.001 per share, of which
     18,486,176 are outstanding and 5,000,000 shares of Preferred Stock, par value of $.001 per share, of which 0 shares are outstanding.

2.   Exchange of notes for Common Stock. As of the date of this agreement, Tracy shall surrender to the principal office of the Company (or such other office or agency of the Company as the Company may designate by notice in writing to the holder or holders of the Common Stock of the Company) all certificates representing all shares of Common Stock which have been issued by the Company to Michael L. Tracy, his heirs, successors or assigns which correspond or were issued in connection or association with the schedule of notes attached hereto as Exhibit 1, as well as shares issued on the date of reorganization as consideration and shares issued for salary and shall have the right to exchange without further cost all notes and shares of Common
     Stock issued as consideration for any of the notes listed in Exhibit 1, as well as shares issued as in lieu of salary for 3,584,151 shares of Common
     Stock of the Company and 101,551 shares of Preferred Stock. This agreement does not contemplate the surrender of any shares of stock which are held by
     Tracy and which were not a part of any transactions between Tracy and the
     Company, and which shares are held by Tracy as either restricted or unrestricted shares of Common Stock.

3.   Authorization of Issuance of Preferred Stock. This exchange calls for the issuance of Preferred Stock. The Company shall promptly take such steps as may be necessary or appropriate under the laws of Delaware and the federal securities laws to permit the issuance of the Preferred Stock. If the authorization and issuance of such Preferred Stock requires an amendment to the Company's Certificate of Incorporation and the adoption by the stockholders of such amendment, the Company shall immediately initiate the necessary and required documents and corporate meetings. The Preferred
     Stock shall be non-voting stock.

4.   Option of Tracy for Registration or Exchange of Stock. At any time, and subject to the terms set forth in paragraph 5 of this document, Tracy shall have the right by providing written notice to the Company to have the
     Company register in accordance with Paragraph 6 hereof all or any part of the Common Stock owned by Tracy. if any, held by Tracy on a registration statement in compliance with the Securities Act of 1933 in order to permit the sale or distribution of such stock.

5.   Registration of Stock. If the Company shall receive from Tracy a written request that the Company register Common Stock under a registration statement in compliance with the Securities Act of 1933 as provided in paragraph 6 hereof, in order to permit the sale or distribution of such stock, the Company, as soon as practicable after giving written notice to
     Tracy (which notice shall be given by the Company within ten (10) days after receipt of the written request for registration from Tracy) that it has elected to file a registration statement for the Common Stock held by
     Tracy pursuant to this paragraph, will use its best efforts to effect such registration and qualify the Common Stock in such jurisdictions as may be requested by Tracy. Any such registration of shares requested by Tracy may include shares of Common Stock owned by other shareholders of the Company,.
     100,000 (One Hundred Thousand) shares in the aggregate is the minimum number of shares that may be included in any registration. Each selling shareholder shall bear a pro rata portion of all costs and expenses paid to third parties (other than those paid to any affiliate or subsidiary of the
     Company or any shareholder thereof) for registration and filing fees, printing expenses, fees and disbursements of counsel, and any accounting fees incident to or required by the registration or qualification.
     Underwriting discounts and commissions shall be the pro rata expense of each selling shareholder. The Company shall keep effective and maintain any such registration statement for such period and to the extent as Tracy may deem necessary for the purpose of selling or disposing of the shares, and from time to time during such period shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with the applicable law. The Company shall be required to comply with the above registration provisions only once, except that if Tracy receives a Warrant which it is not entitled to exercise until after the registration statement has become effective, then Tracy shall be entitled to a second registration to cover Common Stock acquired by it upon exercise of the Warrant an any other shares of Common Stock then still owned by
     Tracy.

     Should the Company at any time seek to register all or any part of its
     Common Stock under a registration statement in compliance with the
     Securities Act of 1933, without having been requested to do so by Tracy, in accordance with this paragraph, Tracy may (in addition to its registration rights set forth above) add any or all of such shares of the Company as it may own to any such registration. The Company shall bear all costs and expenses for registration and filing fees, printing expenses, fees and disbursements of all counsel and any accounting fees, including expenses of any special audit, incident to or required by any registration not requested by Tracy. Underwriting discounts and commissions shall be the pro rata expense of such selling shareholder.

6.   Indemnification. Prior to the effective date of any registration statement relating to any of the shares of Common Stock owned by Tracy, the Company and Tracy shall enter into an agreement providing for reciprocal indemnification against any losses, claims, damages or liabilities to which the Company or Tracy (or controlling persons thereof) may become subject under the Securities Act of 1933, as amended, or otherwise, in the form of reciprocal indemnification provisions which customarily appear in underwriting agreements used by reputable investment bankers.

7.   Acquisition for investment. Tracy hereby agrees that the shares of Common
     Stock are being acquired for its own account and not with a view to the distribution or resale thereof and the same shall not be sold or transferred in the absence of an effective registration statement under the
     Securities Act of 1933 unless an exemption therefrom is available.

8.   Agreements Relating to Rule 144. If and so long as the Company has securities registered pursuant to the Securities Act of 1933, the Company will (a) file reports in compliance with the Securities Exchange Act of
     1934, and (b) at its expense, forthwith upon the request of Tracy, deliver to Tracy a certificate, signed by the Company's principal financial officer, stating (i) Company's name, address and telephone number
     (including area code), (ii) the Company's Securities and Exchange identification number, (iii) the Company's Securities and Exchange
     Commission file number, (iv) the number of shares of stock (and other securities) outstanding as shown by the most recent report or statement published by the Company and (v) whether the Company has filed the reports required to be filed under the Securities Exchange Act of 1934 for a period of at least ninety (90) days prior to the date of such  certificate  and in addition has filed the most recent annual report required to be filed thereunder. If at any time, subsequent to the exchange of Tracy's notes for
     Common Stock, the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Securities Exchange Act of
     1934, the Company, at its expense will, forthwith upon the written request of Tracy, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 of the
     General Rules and Regulations promulgated under the Securities Act of 1933.

9.   Transfer of Common Stock by Tracy. It is expected that Tracy shall and
     Tracy shall at any time be permitted without any approval, consent or action of the Company to, sell, transfer or assign all or any part of the
     Common Stock or other voting or non-voting equity securities of the Company then owned by Tracy to other individuals, corporations or other entities;
     provided, however, in the event of a sale, transfer or assignment by Tracy of any of its shares of Common Stock, Tracy shall, in the absence of an effective registration statement under the Securities Act of 1933 covering such shares, provide the Company with an opinion of counsel, satisfactory in form and substance to the Company and its counsel, to the effect that such sale, transfer or assignment will not require that such securities be registered under the Securities Act of 1933. Any such assignee, in proportion to its ownership of the Common Stock or other voting or non-voting equity securities, shall be entitled to exercise or acquire all of the rights or interests which may be exercised or acquired by Tracy pursuant to the terms of this Agreement; provided, however, that the right to request mandatory registration under paragraph 5 shall be exercisable only by the then owners of a majority interest of the Common Stock previously held by Tracy.

10.  Notices and Addresses. All notices or other communications in connection herewith shall be in writing and shall be mailed by first class or air mail, postage prepaid to the following addresses and to the attention of the party in question:

     Michael J. Tracy
     731 East 38th Street
     Scottsbluff, NE
     69361

     Or at such other addresses as may have been furnished to the other parties in writing.

11.  No additional Classes of Common Stock. The Company shall not create any additional classes of common capital stock.

12.  Termination of Agreement. This Agreement shall terminate only upon the exercise by Tracy of all of its rights for registration or exchange of stock as set forth in paragraphs 2, 4 and 5 hereof or by the mutual written consent of the Company and Tracy.

13.  Amendments. This agreement may be amended only by written amendment signed by Tracy and the Company.

14.  Complete Agreement. This Agreement contains all of the Agreements and understandings between the parties here-to relative to the transaction contemplated herein.

15.  Choice of Law. This agreement and all matters pertaining thereto shall be construed under he laws of the State of Nebraska.

16.  Signatures. This Agreement may be executed in counterparts, with each such duly executed counterpart having the same validity, force and effect as the original.

17.  Facsimile. A facsimile copy of this document and any signatures shall be considered for all purposes and intent as legal and binding originals.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

                                               Telemetrix Inc.

/s/Michael J. Tracy                            /s/Michael L. Glaser
----------------------------                   ----------------------------
Michael J. Tracy                               Michael L. Glaser, Secretary

Telemetrix Inc.

/s/William L. Becker
----------------------------
William L. Becker, Chairman
Board of Directors

        far blue soon to be a trading name of Tower Gate Finance Limited
                     Registered in England Number 03924137
                              Regulated by the FSA